AMENDMENT NO. 4 TO

EARLY ACCESS AGREEMENT

This fourth Amendment to the Early Access Agreement (the “Agreement”) dated 20th May 2016, by and between Hemispherx Biopharma, Inc. (“HEMISPHERX”), and Impatients N.V. (“IMPATIENTS”), who are each a “Party” and together the “Parties” to the Agreement, is entered into as of 26 March 2018 (the “Amendment No. 4 Effective Date”).

RECITALS

WHEREAS, HEMISPHERX and IMPATIENTS are Parties to the Agreement for HEMISPHERX’S Product, Ampligen (rintatolimod);

WHEREAS, the Agreement has been amended on 13 December 2016, 28 June 2017 and 14 February 2018;

WHEREAS, the Parties wish to further amend the Agreement to establish that the Field for Canada shall not be limited to Pancreatic Cancer, as set forth below;

NOW, THEREFORE, the Parties hereby agree as follows:

Definitions and References. Except as set forth herein, capitalized terms not otherwise defined or amended in the Amendment shall have the meaning ascribed to them in the Agreement. References to Articles or Sections are the same with all of their subparts as they appear in the Agreement.

1.	Amendment to the Agreement: Effective as of the Amendment No. 4 Effective Date, the Agreement shall be amended as follows:

1.1.	The definition of Territory in Clause 1.10 of the Agreement shall be amended to read:

“Field” means treatment of chronic fatigue syndrome and/or the treatment of pancreatic cancer.

1.2.	The definition of Territory in Clause 1.31 of the Agreement shall be amended to read:

“Territory” means all countries of the European Union, The United Kingdom following a Brexit, Turkey and Canada.

2.	Effect of the Amendment. From and after the Amendment No. 4 Effective Date, all references to the Agreement shall mean the Agreement as amended by this Amendment. Except as expressly amended by the Amendment, all of the provisions of the original Early Access Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the respective Parties hereto have duly executed this Amendment as of the Amendment No. 4 Effective Date above. The persons executing this Amendment represent and warrant that they have the full power and authority to enter into this Amendment on behalf of the persons or entities for whom they are signing.

HEMISPHERX BIOPHARMA, INC.
a Delaware corporation

By:	/s/ Thomas K. Equels
Title:	Chairman & CEO

IMPATIENTS N.V.
a Dutch limited liability company

By:	/s/ Ronald Brus, MD
Title:	CEO

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